Income Tax Expense	12 Months Ended
Aug. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAX EXPENSE
18.	INCOME TAX EXPENSE

Continuing operations

Income tax expense consisted of the following:

	For the year ended August 31,
	2019	2020	2021
	RMB	RMB	RMB
Current income tax expense (benefit):
PRC	55,608	79,223	113,045
Hong Kong	11,225	(897)	23,665
US	379	4,192	2,633
UK	411	1,629	-
Deferred income tax expense (benefit):
PRC	(1,579)	(2,892)	(2,716)
Canada	(144)	(178)	(49)
US	(514)	(4,605)	-
UK	(473)	(12,657)	(42,402)
Total income tax expense:	64,913	63,815	94,176

Cayman Islands

The Company and Impetus are incorporated in the Cayman Islands. Under the current laws of the Cayman Islands, the Company and Impetus are not subject to income or capital gains taxes. In addition, dividend payments are not subject to withholdings tax in the Cayman Islands.

US

Can-achieve Global Education, Inc. (Los Angeles), Cambridge Education Group Holding Inc.(US) and its subsidiaries are located in US and are subject to an income tax rate of 21% for taxable income earned in the US.

UK

The Company’s subsidiaries operating in UK are subjected to income tax rate at 19%.

Canada

Can-Achieve International Education Limited (Vancouver) operating in Vancouver, Can-Achieve Academy Limited and CEG Holdings Canada Inc. and its subsidiaries operating in Toronto are subject to income tax rate ranging from 26% to 26.5% according to the province tax rates.

Hong Kong

The Group’s subsidiaries operating in Hong Kong are subject to a two-tiered income tax rate for taxable income earned in Hong Kong effectively since April 1, 2018. The first 2 million Hong Kong dollars of profits earned by a company are subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries and VIEs incorporated in the PRC were generally subject to a corporate income tax rate of 25%.

Effective from January 1, 2008, a new Enterprise Income Tax Law, or (“the New EIT Law”), consolidated the previous income tax laws for foreign invested and domestic invested enterprises in the PRC by the adoption a unified tax rate of 25% for most enterprises with the following exceptions.

Zhuhai Bright Scholar is a company registered in Hengqin New Area whose main business, providing outsourcing consulting services, falls within the preferential enterprise income tax (“EIT”) catalogue of Hengqin New Area in Zhuhai and whose revenue derived from its main business accounts for more than 70% of its total revenue. Zhuhai Bright Scholar was classified as a domestically-owned enterprise in Hengqin New Area, Zhuhai in an encouraged industry sector, and was approved by the PRC tax authorities to enjoy a preferential EIT rate of 15% from January 24, 2017 (date of incorporation). As of the issuance date of this consolidated financial statements, Zhuhai Bright Scholar continues to meet the relevant requirements and is eligible for the preferential EIT rate.

Chengdu Yinzhe Education and Technology Co., Ltd. and Chengdu Laizhe Education and Technology Co., Ltd. established in the western development area of the PRC were subject to preferential tax rate of 15% of taxable profit for the years ended August 31, 2019, 2020 and 2021.

Entities qualified as Software Enterprises (“SEs”) enjoy EIT exemption for two years starting from its first profitable calendar year, followed by a 50% reduction for the subsequent three calendar years. Chengdu Zhi Yi Meng Software Technology Co., Ltd. was qualified as SEs and enjoyed the zero preferential tax rate in calendar year 2019 and 2020, and was subject to 50% reduction of EIT at 12.5% preferential tax rate in calendar year 2021.

Further, according to Guoshui [2019]13 No.2, certain subsidiaries in the PRC qualified as “small-scaled minimal profit enterprise”. The first RMB million of taxable income earned by a qualified company is subject to preferential income tax rate of 5%, while the remaining profits will be subject to income tax rate of 10%.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Group’s deferred tax assets and liabilities were as follows:

	As of August 31,
	2020	2021
	RMB	RMB
Deferred tax assets:
Net operating loss carry-forward	91,124	162,177
Others	3,231	-
Less: valuation allowance	(61,448)	(98,081)
Total deferred tax assets	32,907	64,096
Deferred tax liabilities:
Intangible assets	31,193	26,744
Total deferred tax liabilities	31,193	26,744

Movement in valuation allowance is as follows:

	For the year ended August 31,
	2019	2020	2021
	RMB	RMB	RMB
Beginning balance	9,609	16,716	61,448
Additions from acquisition	-	-	2,070
Additions	7,232	50,389	46,488
Reversal	(125)	(4,261)	(11,789)
Expired	-	(1,396)	(136)
Ending balance	16,716	61,448	98,081

As of August 31, 2019, 2020 and 2021, the tax loss carry-forward in the PRC amounted to RMB 69,834, RMB 251,368 and RMB 396,192 respectively, which would expire by the end of calendar year 2024, 2025 and 2026. The Group operates its business through its subsidiaries and VIEs. The Group does not file consolidated tax returns, therefore, losses from individual subsidiaries or the VIEs may not be used to offset other subsidiaries’ or VIEs’ earnings within the Group. Valuation allowance is considered on each individual subsidiary and VIE basis. A valuation allowance of RMB 16,716, RMB 61,448 and RMB 98,081 had been established as of August 31, 2019, 2020 and 2021, respectively, in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future.

A deferred tax liability should be recorded for taxable temporary differences attributable to the excess of financial reporting amounts over tax basis amounts, including those differences attributable to a more than 50% interest in a domestic subsidiary. However, recognition is not required in situations where the tax law provides a means by which the reported amount of that investment can be recovered tax-free and the enterprise expects that it will ultimately use that means. The Company has not recorded any such deferred tax liability attributable to the undistributed earnings of its financial interest in VIEs because it believes such excess earnings can be distributed in a manner that considered to be indefinitely reinvested and thus would not be subject to income tax.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes. The Group has concluded that there are no significant uncertain tax positions requiring recognition in consolidated financial statements for the years ended August 31, 2019, 2020 and 2021.

The Group did not incur any interest and penalties related to potential underpaid income tax expenses and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months. The Group has no material unrecognized tax benefits which would favorably affect the effective income tax rate in future periods.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB 0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2021, the Group is subject to examination of the PRC tax authorities.

Reconciliation between the provision for income taxes computed by applying the PRC EIT rates of 25% in year 2019, 2020 and 2021 to income before income taxes and the actual provision for income tax were as follows:

	For the year ended August 31,
	2019	2020	2021
	RMB	RMB	RMB
Net loss before provision for income tax after elimination adjustment	(161,997)	(242,911)	(439,952)
PRC statutory tax rate	25%	25%	25%
Income tax at statutory tax rate	(40,499)	(60,728)	(109,988)
Effect of intercompany transactions between continuing and discontinued operations	112,526	130,721	154,947
Effect of expenses that are not deductible in determining taxable profit*	14,320	(1,738)	66,668
Unrecognized tax losses	7,232	50,389	46,488
Utilization of tax losses previously not recognized	(125)	(4,261)	(11,789)
Utilization of tax losses against pre-acquisition profits	8,837	-	-
Effect of tax rate difference from tax holiday and statutory rate in other jurisdictions	(37,378)	(49,907)	(51,815)
Others	-	(661)	(335)
Income tax expense recognized in profit or loss	64,913	63,815	94,176

Note*: Included in the expenses that are not deductible in determining taxable profit were primarily related to impairment loss, share based compensation and non-deductible expenses arose from overseas schools.

If the tax holidays granted to certain schools and entities of the Group were not available, the Group’s income tax expense would have increased by RMB 32,609, RMB 45,315 and RMB 66,742 for the years ended August 31, 2019, 2020 and 2021, respectively. The basic net earnings or loss per share attributable to the Company would decrease in earning or increase in loss by RMB 0.27, RMB 0.38 and RMB 0.56 for the years ended August 31, 2019, 2020 and 2021, respectively.